GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class B, Class C, Institutional, Service, Class IR and
Class R Shares (as applicable) of the

Goldman Sachs Real Estate Securities Fund
Goldman Sachs International Real Estate Securities Fund
Goldman Sachs Commodity Strategy Fund
Goldman Sachs Absolute Return Tracker Fund
(collectively, the “Funds”)

Supplement dated March 10, 2010 to the
Prospectuses dated April 30, 2009 (the “Prospectuses”)

The following replaces the sixth sentence in the paragraph under the “Other Investment Practices and Securities” section of the Prospectuses for the Class A, Class B, Class C, Institutional, Class IR and Class R Shares of the Funds:

In addition, the Real Estate Securities and International Real Estate Securities Funds publish on their website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed.

The following replaces the sixth sentence in the paragraph under the “Other Investment Practices and Securities” section of the Prospectus for the Service Shares of the Goldman Sachs Real Estate Securities Fund:

In addition, the Fund publishes on its website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed.

This Supplement should be retained with your Prospectus for future reference.

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